UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2007

SYNIVERSE HOLDINGS, INC.

SYNIVERSE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-32432 333-88168	30-0041666 06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8125 Highwoods Palm Way

Tampa, Florida 33647-1765

Telephone: (813) 637-5000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director - Jason Few

On July 26, 2007, Syniverse Holdings, Inc. (the “Company”) announced the appointment of Jason Few as a member of the Board of Directors of the Company and certain of its subsidiaries. Mr. Few will also serve as a member of the Nominating and Corporate Governance Committee of the Board of Directors. A copy of the press release announcing the appointment of Mr. Few is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Mr. Few, who is 41 years of age, joins the Company’s Board of Directors effective July 25, 2007 (the “Effective Date”).

There is no arrangement or understanding between Mr. Few and any other person pursuant to which Mr. Few was appointed a director. There are no relationships or transactions in which Mr. Few has an interest requiring disclosure under Item 404(a) of Regulation S-K.

As a member of the Board of Directors, Mr. Few will receive an annual fee of $50,000, and as a member of the Nominating and Corporate Governance Committee, Mr. Few will receive an annual fee of $5,000.

In addition, Mr. Few will be eligible for grants under the Syniverse Holdings, Inc. 2006 Long-Term Equity Incentive Plan (the “Plan”). Under the Plan, Mr. Few was granted, on a one-time basis, nonqualified options to purchase 19,000 shares of common stock. The options will vest in three equal annual installments. The per share exercise price of the options shall be the closing price of our common stock on the date of issue, in this case, the Effective Date. In addition, Mr. Few was granted a one-time restricted stock award of 7,100 shares of common stock which will vest in five equal annual installments, subject to Mr. Few’s continued membership on the Board of Directors on the relevant vesting dates. Such awards were granted on the Effective Date. Thereafter, Mr. Few will be eligible for annual grants of 7,200 stock options and 2,700 shares of restricted stock upon his re-election to the Board of Directors at the Company’s annual meeting of shareholders, commencing in 2008.

ITEM 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release issued on July 26, 2007 by Syniverse Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: July 26, 2007

SYNIVERSE HOLDINGS, INC.
(Registrant)

/s/ Robert F. Garcia, Jr.
Robert F. Garcia, Jr.
General Counsel

SYNIVERSE TECHNOLOGIES, INC.
(Registrant)

/s/ Robert F. Garcia, Jr.
Robert F. Garcia, Jr.
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release issued on July 26, 2007 by Syniverse Technologies, Inc.

*	Filed herewith electronically.